UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): November 15, 2013

THE DIXIE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Tennessee	0-2585	62-0183370
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 Nowlin Lane - Suite 101, Chattanooga, Tennessee	37,421
(Address of principal executive offices)	(zip code)

(423) 510-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01    Change in Registrant's Certifying Accountant

On November 11, 2013, the Audit Committee confirmed its engagement of Ernst & Young LLP (“E&Y”) to audit the Company’s consolidated financial statements as of and for the year ending December 28, 2013, and the effectiveness of the Company’s internal control over financial reporting as of December 28, 2013. Upon completion of all procedures related to filing the Company’s Annual Report on Form 10-K for the year ended December 28, 2013, the engagement of E&Y will end.

As described more fully below, the Committee reviewed proposals with respect to fiscal 2014, and, on November 11, 2013, approved the engagement of Dixon Hughes Goodman LLP to serve as independent registered public accountants for the Company for fiscal 2014.

During the fiscal years ended December 29, 2012 and December 31, 2011, Ernst & Young's reports on the Registrant's financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 29, 2012 and December 31, 2011 and the subsequent periods through the date of this report, (i) there were no disagreements between the Registrant and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreements in connection with its reports on the Registrant's financial statements, and (ii) there were no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

On November 11, 2013, the Registrant provided Ernst & Young with a copy of the disclosures it is making in this report in response to Item 4.01 of Form 8-K, and requested that Ernst & Young furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter from Ernst & Young, dated November 15, 2013, is filed as Exhibit 16 to this report.

The Audit Committee of The Dixie Group, Inc. (the “Registrant”) reviewed proposals by E&Y and Dixon Hughes Goodman LLP (“Dixon Hughes Goodman”) to serve as the Registrant’s independent registered accounting firm for fiscal 2014. Following the completion of that process, on November 11, 2013, the Audit Committee approved the appointment of Dixon Hughes Goodman to serve as the Registrant’s independent registered public accounting firm for the fiscal year ending December 27, 2014.

During the two most recent fiscal years and through the date of this report, neither the Registrant nor anyone on its behalf consulted with Dixon Hughes Goodman regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)	The type of audit opinion that might be rendered on the Registrant's financial statements, and none of the following was provided to the Registrant:

(a)
a written report; or (b) oral advice that Dixon Hughes Goodman concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits
Exhibits
16    Letter from Ernst & Young LLP regarding statements included in this Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2013	THE DIXIE GROUP, INC.

/s/ Jon A. Faulkner
Jon A. Faulkner
Chief Financial Officer